GERMAN AMERICAN BANK SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT THIS SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT ("Agreement") is made and entered into as of the 8th day of March, 2021, by and between RANDALL L. BRAUN ("Executive") and GERMAN AMERICAN BANK, an Indiana commercial bank (the "Bank"). WHEREAS, the Executive is employed by the Bank; and WHEREAS, the Bank recognizes the valuable services heretofore performed for it by the Executive and wishes to encourage continued employment through April 1, 2023 (the "Retention Date"); WHEREAS the Executive wishes to be assured that he will be entitled to a certain amount of additional compensation in exchange for remaining employed through the Retention Date; and WHEREAS the parties hereto wish to provide the terms and conditions upon which the Bank shall pay such additional compensation to the Executive so long as he remains employed through the Retention Date. NOW, THEREFORE, in consideration for the mutual promises herein contained, the parties hereto agree to the following terms and conditions: 1. Retention Payment. (a) So long as Executive: (1) remains employed by the Bank on the Retention Date; and (2) has not otherwise breached Executive's obligations in Sections 3 and/or 4 of this Agreement on or before the relevant payment dates, the Bank shall pay to Executive (or Executive's beneficiary(ies)) $250,000.00 (the "Retention Payment") plus interest in one hundred twenty (120) equal monthly installments, the first installment to be paid on January 1, 2024 (or the next succeeding payroll date) and the remaining one hundred nineteen (119) installments to be paid on the 1st of each calendar month thereafter (or the next succeeding payroll date) until paid in full. The amount of the Retention Payment shall be increased from the Retention Date until the actual first payment date by an interest rate equal to the “1 year - U.S. Treasury Yield” for (as reported in the Wall Street Journal or, if not reported therein, in another authoritative source) on the Retention Date. The equal monthly payment amounts shall then be calculated by fully amortizing the Retention Payment plus interest earned during the period between the Retention Date and the scheduled first payment date over the 120 months using an annual interest rate equal to the "7 year - U.S. Treasury Yield" (as reported in the Wall Street Journal or, if not reported therein, in another authoritative source) on the date of the actual first payment date.

21293971.1 P a g e | 2 2. Termination. (a) In the event the Executive's employment terminates prior to the Retention Date due to the Executive's death, "Disability" (as defined below), termination of Executive's employment by the Bank for a reason other than for breach of this Agreement or "Just Cause" (as defined below), a proportionate amount of the Retention Payment will remain due and owing and will be paid to Executive (or Executive's beneficiary(ies)) as provided above, The proportionate amount will be calculated by multiplying the Retention Payment by the number of full calendar months Executive was employed by the Bank after the date of this Agreement divided by twenty-four (24). "Disability" means the Executive: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than twelve (12) months under an accident and health plan covering employees of the Bank. Medical determination of Disability may be made by either the Social Security Administration or by the provider of an accident or health plan covering employees of the Bank. Upon the request of the Bank, the Executive must submit proof to the Bank of the Social Security Administration's or the provider's determination. (b) If Executive terminates Executive's employment prior to the Retention Date, or if the Bank terminates Executive's employment based upon a breach of this Agreement or for Just Cause, in addition to the other remedies available hereunder, Executive will forfeit Executive's right to receive any Retention Payment hereunder. "Just Cause" means termination of employment because of, in the good faith determination of the Bank, Executive's: (i) personal dishonesty, incompetence, or willful misconduct; (ii) breach of fiduciary duty involving personal profit; (iii) intentional failure to perform stated duties; (iv) willful violation of any law, rule, regulation (other than traffic violations or similar offenses), or final cease-and-desist order; or (iv) material breach of any provision of this Agreement. In the event of termination for Just Cause, the Bank shall deliver a notice to Executive specifying the particulars of the reasons underlying the Just Cause termination. (c) All payments to Executive hereunder will be subject to applicable federal and state tax withholding. 3. Confidential Information and Return of Property. (a) In connection with Executive's employment with the Bank, Executive will receive oral and written information in confidence relating to the Bank, which information is or is deemed to be Confidential Information (as defined herein) and the sole and exclusive property of the Bank. For purposes of this Agreement, "Confidential Information" means information that the Bank owns or possesses, that it uses or is potentially useful in its business, that it treats as proprietary, private or confidential, and that is not generally known to the public, including, but not limited to, trade secrets (as defined by the Indiana Trade Secrets Act, Ind. Code sec. 24-23-1, et. seq.), information

21293971.1 P a g e | 3 relating to the Bank's business plans, financial condition, products and services, operating and other costs, sales, pricing, clients, potential clients, vendors, referral sources, consultants, client usage requirements and investment information, client specifications and preferences, account information, marketing ideas, plans for products and services, plans for improvements and development of products and services, billing and collection information, any procedure, discovery, formula, data, results, idea or technique, any trade dress, copyright, patent or other intellectual property right or registration or application therefor or materials relating thereto, and any information relating to the foregoing or to any development, marketing, servicing, sales, financing, legal or other business activities or to any present or future products or services, prices, plans, forecasts, employees, or consultants, whether in oral, written, graphic or electronic form and any other information which derives independent economic value, either actual or potential. Information supplied to Executive from outside sources and/or third parties will also be considered Confidential Information unless and until the Bank designates it otherwise. (b) Executive agrees to use Confidential Information solely in the course of Executive's duties with the Bank and in furtherance of the Bank's business. Executive hereby further agrees that the above-referenced information will be kept confidential at all times during Executive's employment with the Bank and thereafter, that Executive will not disclose or communicate to any third party any of the Confidential Information and will not make use of the Confidential Information on Executive's own behalf or on the behalf of a third party without, in each instance, the prior written consent of the Bank, except as otherwise required by law. (c) Nothing contained in this Agreement shall be construed as giving Executive any proprietary interest in the tangible or intangible assets of the Bank. Upon the termination of Executive's employment with the Bank, Executive shall promptly deliver to the Bank (without keeping copies thereof) all the Bank property, including, without limitation, all written records, software, hardware, credit cards, keys, computer access codes or disks, financial information, charts, files, business plans, correspondence, manuals, notes, reports, programs, proposals, and any documents containing Confidential Information, concerning the Bank. This Section 3 shall survive the termination of this Agreement, by expiration or otherwise. 4. Restrictive Covenant. Executive acknowledges that during Executive's employment with the Bank, Executive will have extensive access to Confidential Information and may develop business relationships and goodwill in the Bank's "Business" (as defined below) and with the Bank's clients and prospective clients. As a result of the extensive access to Confidential Information and the development of business relationships and goodwill, Executive agrees that Executive shall not, without the prior written consent of the Bank, directly or indirectly, for Executive or on behalf of any "Competitor" (as defined below): (a) During Executive's employment with the Bank, and during the "Restricted Period" (as defined below), employ, solicit, contact, or communicate with, for the purpose of hiring, employing or engaging, any individual who is an employee, agent, or independent contractor of the Bank, or who has been, within the twelve (12) month period immediately preceding the termination of Executive's employment with the Bank.

21293971.1 P a g e | 4 (b) During Executive's employment with the Bank, and during the Restricted Period, compete with the Bank by engaging in any bank or bank-related business which competes with the Business of the Bank as conducted during Executive's employment with the Bank for any financial institution, including, but not limited to, banks, savings and loan associations, and credit unions, within a one hundred (100) mile radius of Jasper, Indiana. (c) During Executive's employment with the Bank, and during the Restricted Period, canvas, solicit, or accept any Business from any "Client" or "Potential Client" (as those terms are defined below) of the Bank. (d) During Executive's employment with the Bank, and during the Restricted Period, induce, cause, advise, or otherwise influence any vendors, referral sources, consultants, Clients, or Potential Clients of the Bank to cease doing Business with the Bank. (e) During Executive's employment with the Bank, and during the Restricted Period, make any negative or disparaging remarks about the Bank, to any Competitor, Client, Prospective Client, employee, independent contractor, vendor, referral source, and/or consultant of the Bank, or to any other individual or entity. The term "Restricted Period" as used herein shall refer to a period from the date of this Agreement until the later of (i) thirty-six (36) months from the termination of Executive's employment with the Bank or (ii) the period during which Executive is entitled to payments hereunder. The term "Business" as used herein shall refer to the Bank's financial service and/or products (including personal banking, business banking, commercial lending, personal lending, mortgage loan origination, financial advising, investment and/or insurance services and/or products) which are the same or substantially similar to, or the functional equivalent or alternative for, those financial services Executive performed and/or those financial products marketed and/or offered by Executive for or on behalf of the Bank at any time during the twelve (12) month period immediately preceding the termination of Executive's employment with the Bank. The term "Competitor" as used herein shall refer to any individual or entity that engages in the business of providing financial services and/or products, including personal and business banking, commercial and personal lending, mortgage loan origination, financial advising, investment and/or insurance services and/or products. The term "Client" as used herein shall refer to any individual or entity: (i) who the Bank does Business with at the time of Executive's termination of employment or at any time during the twelve (12) month period immediately preceding Executive's termination of employment; and (ii) which Executive did Business with on behalf of the Bank at the time of Executive's termination of employment or at any time during the twelve (12) month period immediately preceding Executive's termination of employment, or which Executive had access to any Confidential Information regarding.

21293971.1 P a g e | 5 The term "Potential Client" as used herein shall refer to any individual or entity: (i) who the Bank has solicited, approached, or contracted concerning the possibility of doing Business with at the time of Executive's termination of employment or at any time during the twelve (12) month period immediately preceding Executive's termination of employment; and (ii) which Executive was involved in any such solicitation, approach or contact, or which Executive had access to any Confidential Information regarding. Executive acknowledges and agrees that the restricted period of time, the geographic scope, and the definitions used in this Section 4 are reasonable. Executive further acknowledges that because of the nature of the Business, the nature of Executive's employment with the Bank, and the nature of the Confidential Information, which Executive has and will have access to, any breach of this Section 4 would result in the inevitable disclosure of the Bank's Confidential Information and/or trade secrets. Executive acknowledges that the Bank has a legitimate business interest justifying the restrictions contained in this Agreement and that such restrictions are reasonably necessary to protect such legitimate business interests and the protection of the Bank's Confidential Information and/or trade secrets. Accordingly, this Section 4 shall be enforced to the maximum extent allowed by law. This Section 4 shall survive the termination of this Agreement, by expiration or otherwise. 5. Breach of Agreement. (a) Executive acknowledges that any breach of Sections 3 and/or 4 of this Agreement by Executive may cause irreparable damage to the Bank and that the legal remedies available to the Bank will be inadequate. Therefore, in the event of any threatened or actual breach of Sections 3 and/or 4 of this Agreement by Executive, Executive agrees that the Bank shall be entitled to specific enforcement of this Agreement through injunctive or other equitable relief in addition to legal remedies. If Executive is found, by a court of competent jurisdiction, to have breached any of the terms of Sections 3 and/or 4 of this Agreement, Executive agrees to pay the Bank its reasonable attorney's fees and costs incurred in seeking relief from Executive's breach, in addition to any other relief allowed by law. Further, the restricted periods of time in Section 4 of this Agreement shall be extended by one additional day for each day a court of competent jurisdiction finds Executive to have been in breach of Section 4 of this Agreement. (b) Executive and the Bank hereby submit to the jurisdiction and venue of the Dubois County, Indiana Courts and the United States District Court for the Southern District of Indiana, as applicable, in any cause of action to enforce the terms and conditions of Sections 3 and/or 4 of this Agreement. 6. Defend Trade Secrets Act. Notwithstanding any other provision of this Agreement, the following notice of immunity under the Defend Trade Secrets Act of 2016 ("DTSA") is provided as follows: A. Executive will not be held criminally or civilly liable under any federal or state trade secret law for any disclosure of a trade secret that (i) is made (1) in confidence

21293971.1 P a g e | 6 to a federal, state, or local government official, either directly or indirectly, or to an attorney; and (2) solely for the purpose of reporting or investigating a suspected violation of law; or (ii) is made in a complaint or other document filed under seal in a lawsuit or other proceeding. B If Executive files a lawsuit for retaliation by the Bank for reporting a suspected violation of law, the Executive may disclose trade secrets to Executive's attorney and use the trade secret information in the court proceeding if the Executive (i) files any document containing trade secrets under seal; and (ii) does not disclose trade secrets, except pursuant to court order. 7. Suspension. If Executive is suspended and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under Section 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act (12 U.S.C. § 1818(e)(3) and (g)(1)), the Bank's obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank shall (i) pay Executive all or part of the compensation withheld while its obligations under this Agreement were suspended and (ii) reinstate (in whole or in part) any of its obligations which were suspended. If the charges in the notice are not dismissed within thirty (30) days following the date of suspension, the Bank shall be entitled to terminate this Agreement by written notice to Executive and this Agreement and Executive's employment shall terminate at the close of business on the date the Bank provides such notice. Such termination shall be considered a termination of Executive by the Bank for Just Cause. 8. Removal or Prohibition. If Executive is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under section 8(e)(4) or (g)(1) of the Federal Deposit Insurance Act (12 U.S.C. § 1818(e)(4) or (g)(1)), all obligations of the Bank under this Agreement shall terminate as of the effective date of the order and shall be considered a termination of Executive by the Bank for Just Cause. 9. Default of the Bank. If the Bank is in default (as defined in section 3(x)(1) of the Federal Deposit Insurance Act), all obligations under this Agreement shall terminate as of the date of default, and shall be considered a termination of Executive by the Bank for Just Cause. 10. Termination by Regulatory Action. All obligations under this Agreement may be terminated except to the extent determined that the continuation of the Agreement is necessary for the continued operation of the Bank: (i) by the Federal Deposit Insurance Corporation (the -Corporation"), at the time the Federal Deposit Insurance Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of the Federal Deposit Insurance Act; or (ii) by the Corporation at the time the Corporation approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined to be in an unsafe and unsound condition. Such termination shall be considered a termination of Executive by the Bank for Just Cause. 11. Conflict with Regulations. If any of the provisions in this Agreement shall conflict with 12 C.F.R. § 30, Appendix A, or the Corporation policies adopted thereunder (as the same may

21293971.1 P a g e | 7 be amended from time to time) the requirements of such regulation shall supersede any contrary provisions herein and shall prevail. 12. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Bank, and unless clearly inapplicable, all references herein to the Bank shall be deemed to include any such successor. In addition, this Agreement shall be binding upon and inure to the benefit of Executive and his beneficiaries, heirs, executors, legal representatives and assigns; provided, however, that the obligations of Executive hereunder are personal in nature and may not be delegated without the prior written approval of the Bank. 13. Choice of Law. This Agreement shall be interpreted, construed, and governed by the laws of the State of Indiana, regardless of the place of execution or performance. This Section 13 shall survive the termination of this Agreement, by expiration or otherwise. 14. Conflict and Entire Agreement. To the extent the restrictive covenants in Sections 3 and 4 of this Agreement conflict with other similar covenants enforceable against Executive by the Bank, the more restrictive covenants on Executive's behavior shall apply. This Agreement may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought. This Agreement may be executed in multiple counterparts, each of which (or a facsimile thereof) shall be deemed an original, but all of which shall be considered a single instrument. 15. Severability. If any provision of this Agreement shall be held by a court of competent jurisdiction to be contrary to law or public policy, the remaining provisions shall remain in full force and effect. 16. Waiver. No act or omission by the Bank shall be deemed a waiver by the Bank of any of the Bank's rights under this Agreement. Executive acknowledges that every situation is unique and the Bank may need to respond to the actions of one employee differently than to the actions of another employee. Therefore, the failure of the Bank to enforce the same, similar, or different restrictions against another employee, or to seek a different remedy shall not be construed as a waiver or estoppel to the enforcement of any restrictions against Executive. 17. Notice. Any notices, requests, demands, or other communications provided for by this Agreement shall be sufficient if in writing and if (i) delivered by hand to the other party; (ii) sent by facsimile communication with appropriate confirmation of delivery; (iii) sent by registered or certified United States Mail, return receipt requested, with all postage prepaid; or (iv) sent by recognized commercial express courier services, with all delivery charges prepaid; and addressed as follows: If to the Bank: German American Bank Attn: Mark A. Schroeder, Chairman & Chief Executive Officer 711 Main Street, P.O. Box 810 Jasper, Indiana 47547-0810 If to Executive: Randall L. Braun

21293971.1 P a g e | 8 At the address on file with the Bank 18. Acknowledgement. Executive represents and acknowledges that Executive has had adequate time to review this Agreement, Executive has had the opportunity to ask questions and receive answers from the Bank regarding this Agreement, and Executive has had the opportunity to consult with legal advisors of his choice concerning the terms and conditions of this Agreement. 19. Code Section 409A. It is intended that any amounts payable under this Agreement and the Bank's and Executive's exercise of authority or discretion hereunder shall be exempt from or comply with Section 409A of the Internal Revenue Code (the "Code") (including the Treasury regulations and other published guidance relating thereto) so as not to subject Executive to the payment of any interest, penalties or additional tax imposed under Section 409A of the Code. In furtherance of this intent, (a) if, due to the circumstances giving rise to any lump sum payment or payments under this Agreement, the date of payment or the commencement of such payments thereof must be delayed for six months following Executive's separation from service in order to meet the requirements of Section 409A(a)(2)(B) of the Code applicable to "specified employees," then such payment or payments shall be so delayed and paid upon expiration of such six month period and (b) each payment which is to be paid during a designated period that begins in a first taxable year and ends in a second taxable year shall be paid in the second taxable year. To the extent that any Treasury regulations, guidance or changes to Section 409A would result in the Executive becoming subject to interest, penalties and additional tax under Section 409A of the Code, the Bank and Executive agree to amend this Agreement in order to bring this Agreement into compliance with Code Section 409A. ++THE REMAINDER OF THIS PAGE IS BLANK++

21293971.1 P a g e | 9 IN WITNESS WHEREOF, the parties hereto have voluntarily executed this Agreement as of the day and year first above written. “BANK” GERMAN AMERICAN BANK By: /s/ Mark A. Schroeder Mark A. Schroeder, Chairman and Chief Executive Officer “EMPLOYEE” By: /s/ Randall L Braun Randall L Braun [SIGNATURE PAGE TO SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT]